UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 12, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           GEORGIA                       000-28000               58-2213805
        --------------                --------------         ------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)

  600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA       30339-5949
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          (Address of principal executive office)         (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                            -------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

Amendment to Extend Financing Commitment

On December 15, 2005 PRG-Schultz International, Inc. (the "Company") entered into an amendment to the financing commitment letter dated November 28, 2005 with Petrus Securities L.P. and Parkcentral Global Hub Limited (the "Petrus Entities") and Blum Strategic Partners II GmbH & Co. KG. and Blum Strategic Partners II, L.P. (the "Blum Entities") that extended the commitment to December 19, 2005.

The Blum Entities are beneficial owners of the Company's common stock and 4 3/4% Convertible Subordinated Notes due 2006 (the "Convertible Notes"), and they have the right to designate a member of the Company's Board of Directors and to have an observer present at all Board meetings. The Petrus Entities are beneficial owners of the Company's common stock and Convertible Notes. The Petrus entities and affiliated entities of the Blum Entities serve on the Ad Hoc Committee of holders of the Convertible Notes to consider strategic alternatives relating to the Company.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD, TRANSFER OF LISTING.

On December 12, 2005, PRG-Schultz International (the "Company") received a notice from the Nasdaq Stock Market indicating that it is not in compliance with Nasdaq Marketplace Rule 4450(a)(5) (the "Minimum Bid Price Rule") because, for the last 30 consecutive business days, the bid price of the Company's common stock has closed below the minimum $1.00 per share. In accordance with Nasdaq Marketplace Rule 4450(e)(2), the Company will be provided 180 calendar days, or until June 12, 2006, to regain compliance with the Minimum Bid Price Rule. This notification has no effect on the listing of the Company's common stock at this time.

If at any time before June 12, 2006, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will notify the Company that it has achieved compliance with the Minimum Bid Price Rule. If the Company does not regain compliance with the Minimum Bid Price Rule by June 12, 2006, Nasdaq will notify the Company that its common stock will be delisted from the Nasdaq Stock Market.

In the event that the Company receives notice that its common stock is being delisted from the Nasdaq Stock Market, Nasdaq rules permit the Company to appeal any delisting determination by the Nasdaq staff to a Nasdaq Listings Qualifications Panel.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRG-SCHULTZ INTERNATIONAL, INC.



Date: December 15, 2005             By:  /s/ Clinton McKellar, Jr.
                                         ---------------------------------
                                         Clinton McKellar, Jr.
                                         General Counsel and Secretary